Valkyrie Bitcoin and Ether Strategy ETF
Consolidated Schedule of Investments
December 31, 2023 (Unaudited)

	Principal Amount/Shares	Value
U.S. TREASURY BILL – 54.9%
U.S. Treasury Bill, 5.28%, 01/25/2024 (a)(b)	$19,000,000	$18,935,995
TOTAL U.S. TREASURY BILL (Cost $18,933,177)		18,935,995

MONEY MARKET FUND – 60.6%
First American Treasury Obligations Fund - Class X, 5.28% (c)(e)	20,924,254	20,924,254
TOTAL MONEY MARKET FUND (Cost $20,924,254)		20,924,254

TOTAL INVESTMENTS - 115.5% (Cost $39,857,431)		39,860,249
Liabilities in Excess of Other Assets - (15.5)% (d)		(5,355,477)
TOTAL NET ASSETS - 100.0%		$34,504,772

(a)	The rate disclosed is the annualized discount rate as of December 31, 2023.
(b)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At December 31, 2023, the value of securities pledged amounted to $18,935,995.
(c)	The rate listed is the 7-day annualized yield as of December 31, 2023.
(d)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At December 31, 2023, the value of these assets totals $9,504,207.
(e)
Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

Valkyrie Bitcoin and Ether Strategy ETF
Consolidated Schedule of Open Futures Contracts
December 31, 2023

The following futures contracts of the Fund's wholly-owned subsidiary were open at December 31, 2023:

				Value
Description	Number of Contracts Purchased	Settlement Month-Year	Current Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
CME Bitcoin Futures	82	Jan-24	$17,418,850	$-	$(334,810)
CME Ether Futures	146	Jan-24	17,063,750	167,491	(328,574)
			$34,482,600	$167,491	$(663,384)

Valkyrie Bitcoin and Ether Strategy ETF
Schedule of Open Reverse Repurchase Agreements
December 31, 2023 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	6.25%	12/29/2023	1/2/2024	$14,655,045	$14,644,875

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Valkyrie Bitcoin and Ether Strategy ETF
Summary of Fair Value Disclosure at December 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Bills	$-	$18,935,995	$-	$18,935,995
Money Market Fund
Money Market Fund	20,924,254	-	-	20,924,254
Total Investments in Securities	$20,924,254	$18,935,995	$-	$39,860,249

Other Financial Instruments*
Futures Contracts
Long	$(495,893)	$-	$-	$(495,893)
Liabilities
Reverse Repurchase Agreement	-	(14,644,875)	-	(14,644,875)
Total Other Financial Instruments	$(495,893)	$(14,644,875)	$-	$(15,140,768)

*The fair value of the Fund’s other financial instruments represents the net unrealized depreciation at December 31, 2023.

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings.